5 April 2016

Yang Lan
No. 602 Unit 1 18/F, No. 19 West Third Ring North Road, Haidian District, Beijing, PRC

Dear Yang Lan,

Re: Indemnification and Release of Claims

We are delighted that you have been assisting YOU On Demand (Beijing) Technology Co., Ltd. (“WFOE”) with our business plans in the People’s Republic of China.

For the purpose of clarifying the relationship between you and the WFOE, this Letter of Indemnification and Release (“Letter”) sets out below the general terms of the arrangement between you and the WFOE, which is further described in the relevant documents.

You have assumed and will continue to assume the role of a nominee shareholder of Tianjin Seven Starflix Network Technology Limited, a limited liability company established in Tianjin (“Company”). You agree to hold 99% of the entire equity interests in the Company, representing RMB 49.50 million in the registered capital of the Company, pursuant to the terms of a Call Option Agreement and an Equity Pledge Agreement, as well as other related documents (“Trustee Documents”).

You agree and accept that you will not assume any liability that might arise from your role as a registered shareholder of the Company, and conversely you will not be entitled to dividends or other benefits generated therefrom, or receive any compensation as a registered shareholder of the Company.

Indemnification and Release of Claims

Provided that you fully perform and comply with the Trustee Documents and all legal instructions, as they relate to the Trustee Documents, issued by the WFOE, the WFOE hereby agrees to indemnify you against any personal liability, tax or any other kind of liabilities, incurred in connection with your role in the equity transfer and as a registered shareholder of the Company. The WFOE will waive and release you unconditionally from any claims arising from, or related to, your role as the Company’s shareholder, provided that your actions to fulfill your responsibilities as a registered shareholder are taken in good faith.

Duration

The arrangement described above is deemed to have commenced automatically as at the time when you become a registered shareholder of the Company. The arrangement will remain valid until either you or the WFOE terminates this Letter by giving the other party hereto sixty (60) days’ prior written notice.

Confidentiality

The confidentiality of this arrangement is of the utmost importance. Therefore, we request that you agree to keep the contents of this Letter completely confidential, and refrain from disclosing its contents to anyone, in words or in substance. Notwithstanding the preceding sentence, you may, however, disclose the terms and amount of this Letter to: (a) your immediate family, tax or other financial advisor, and/or lawyer, provided that you first obtain such person’s agreement to keep any such matters completely confidential and not to disclose them to anyone; and (b) the extent required by law or to the extent necessary to enforce your rights under this Letter.

Entire Agreement

With the exception of any employment agreement between you and the WFOE or its affiliates, this Letter supersedes any and all prior or contemporaneous oral and/or written agreements between you and the WFOE and sets out the entire agreement between you and the WFOE. No variations or modifications hereof will be deemed valid unless set out in writing and signed by the parties hereto.

Choice of Law and Dispute Resolution

This Letter is governed exclusively by the laws of the People’s Republic of China without giving effect to the conflict of laws principles thereof. The provisions of this Letter are severable, and if for any reason any part hereof is found to be unenforceable, the remaining portions will be enforceable in full. If any dispute arises from or in connection with this Letter, you and the WFOE shall first attempt to reach a resolution through amiable negotiation. If such dispute cannot be resolved within thirty (30) days after the commencement of such negotiation, the dispute shall be submitted to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration which shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award will be final and binding upon both parties. The arbitration shall be conducted in [both the English and Chinese languages] before a tribunal of three (3) arbitrators appointed in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration.

Again, on behalf of the WFOE, we extend to you our most sincere thanks and gratitude for your kind assistance.

Please let us know if you have any questions.

Sincerely,

For and on behalf of
YOU On Demand (Beijing) Technology Co., Ltd.
(Company Seal)

By:	/s/ Wang Bao Yun
Name:	Wang Bao Yun
Title:	Legal Representative

Accepted and Agreed

By:	/s/ Yang Lan
Name:	Yang Lan

5 April 2016

Zhu Yun
No.501, Room 13, 15th Floor, Liuheyuan, Shijingshan District, Beijing, PRC.

Dear Zhu Yun,

Re: Indemnification and Release of Claims

We are delighted that you have been assisting YOU On Demand (Beijing) Technology Co., Ltd. (“WFOE”) with our business plans in the People’s Republic of China.

For the purpose of clarifying the relationship between you and the WFOE, this Letter of Indemnification and Release (“Letter”) sets out below the general terms of the arrangement between you and the WFOE, which is further described in the relevant documents.

You have assumed and will continue to assume the role of a nominee shareholder of Tianjin Sevenstarflix Network Technology Limited, a limited liability company established in Tianjin (“Company”). You agree to hold 1% of the entire equity interests in the Company, representing RMB 0.5 million in the registered capital of the Company, pursuant to the terms of a Call Option Agreement and an Equity Pledge Agreement, as well as other related documents (“Trustee Documents”).

You agree and accept that you will not assume any liability that might arise from your role as a registered shareholder of the Company, and conversely you will not be entitled to dividends or other benefits generated therefrom, or receive any compensation as a registered shareholder of the Company.

Indemnification and Release of Claims

Provided that you fully perform and comply with the Trustee Documents and all legal instructions, as they relate to the Trustee Documents, issued by the WFOE, the WFOE hereby agrees to indemnify you against any personal liability, tax or any other kind of liabilities, incurred in connection with your role in the equity transfer and as a registered shareholder of the Company. The WFOE will waive and release you unconditionally from any claims arising from, or related to, your role as the Company’s shareholder, provided that your actions to fulfill your responsibilities as a nominee shareholder are taken in good faith.

Duration

The arrangement described above is deemed to have commenced automatically as at the time when you become a registered shareholder of the Company. The arrangement will remain valid until either you or the WFOE terminates this Letter by giving the other party hereto sixty (60) days’ prior written notice.

Confidentiality

The confidentiality of this arrangement is of the utmost importance. Therefore, we request that you agree to keep the contents of this Letter completely confidential, and refrain from disclosing its contents to anyone, in words or in substance. Notwithstanding the preceding sentence, you may, however, disclose the terms and amount of this Letter to: (a) your immediate family, tax or other financial advisor, and/or lawyer, provided that you first obtain such person’s agreement to keep any such matters completely confidential and not to disclose them to anyone; and (b) the extent required by law or to the extent necessary to enforce your rights under this Letter.

Entire Agreement

With the exception of any employment agreement between you and the WFOE or its affiliates, this Letter supersedes any and all prior or contemporaneous oral and/or written agreements between you and the WFOE and sets out the entire agreement between you and the WFOE. No variations or modifications hereof will be deemed valid unless set out in writing and signed by the parties hereto.

Choice of Law and Dispute Resolution

This Letter is governed exclusively by the laws of the People’s Republic of China without giving effect to the conflict of laws principles thereof. The provisions of this Letter are severable, and if for any reason any part hereof is found to be unenforceable, the remaining portions will be enforceable in full. If any dispute arises from or in connection with this Letter, you and the WFOE shall first attempt to reach a resolution through amiable negotiation. If such dispute cannot be resolved within thirty (30) days after the commencement of such negotiation, the dispute shall be submitted to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration which shall be conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award will be final and binding upon both parties. The arbitration shall be conducted in [both the English and Chinese languages] before a tribunal of three (3) arbitrators appointed in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration.

Again, on behalf of the WFOE, we extend to you our most sincere thanks and gratitude for your kind assistance.

Please let us know if you have any questions.

Sincerely,

For and on behalf of
YOU On Demand (Beijing) Technology Co., Ltd.
(Company Seal)

By:	/s/ Wang Bao Yun
Name:	Wang Bao Yun
Title:	Legal Representative

Accepted and Agreed

By:	/s/ Zhu Yun
Name:	Zhu Yun